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                                                                  EXHIBIT 23.2


                        INDEPENDENT AUDITOR'S CONSENT

        We consent to the incorporation by reference in this Registration Statement of eOn Communications Corporation, formerly Cortelco Systems, Inc., on Form S-8 of our report on the financial statements of BCS Technologies, Inc. dated March 5, 1999, appearing in the Registration Statement on Form S-1 (SEC File No. 333-77021).


                                        /s/ Brock and Company, CPAs, P.C.

                                        Certified Public Accountants

Littleton, Colorado
May 5, 2000